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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                            Reported): May 26, 1999

                  BEAR STEARNS ASSET BACKED SECURITIES, INC.
            (Exact name of registrant as specified in its charter)

          Delaware                   333-9532                    13-3836437
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)

  245 Park Avenue
  New York, New York                                                10167
  (Address of Principal                                          (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212) 272-4095

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Item 5.  Other Events.

Filing of Certain Materials

         Pursuant to Rule 424(b)(5) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), Bear Stearns Asset Backed Securities, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Irwin Home Equity Loan Trust 1999-2, Home Equity Loan-Backed Notes, Series 1999-2 (the "Notes").

Incorporation of Certain Documents by Reference

         The consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999; Commission File Number 1-10777) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for the periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12, 1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the prospectus; and (iii) the prospectus supplement for Irwin Home Equity Loan Trust 1999-2, Home Equity Loan-Backed Notes, Series 1999-2, and shall be deemed to be part hereof and thereof.

         In connection with the issuance of the Notes, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1


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* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 4, 1998 and the prospectus supplement dated May 6, 1999, of Bear Stearns Asset Backed Securities, Inc., relating to its Irwin Home Equity Loan Trust 1999-2, Home Equity Loan-Backed Notes, Series 1999-2.


Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BEAR STEARNS ASSET BACKED
                                              SECURITIES, INC.

                                            By:   /s/Jonathan Lieberman
                                               -------------------------------
                                               Name:  Jonathan Lieberman
                                               Title:  Managing Director

Dated:  May 26, 1999


Exhibit Index

Exhibit                                                                    Page

23.1              Consent of KPMG                                            6